© 2025 Ameresco, Inc. All rights reserved. ameresco.com Q4 2025 Supplemental Information March 2, 2026

2 Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline, visibility, backlog, pending agreements, new and expanding market opportunities, financial guidance including estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments, as well as statements about our financing plans, the impact of the OBBB Act, other policies and regulatory changes, supply chain disruptions, shortage and cost of materials and labor, other macroeconomic and geopolitical challenges,; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and simi lar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; the fiscal health of the government and the impact of a prolonged government shutdown and reductions in the federal workforce; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects; our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements; the impact of macroeconomic challenges, weather related events and climate change; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges, tariffs and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q4 2025 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $465.9M $90.2M $24.9M

Projects 77% Assets 12% O&M 6% Other 5% $1.9B Revenue Projects 33% Assets 60% O&M 4% Other 3% $237M Adjusted EBITDA* 64% of Adjusted EBITDA Came From Recurring Lines of Business 4 * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareFiscal Year 2025 64% Recurring 18% Recurring

Energy Asset Portfolio – 12/31/2025 5 838 MWe of Energy Assets in Operation: 69 MW of non-RNG biogas, 87 MW of RNG, 446 MW of Solar, 226 MW of Battery, 11 MW of Other 570 MWe1 of Energy Assets in Development Operating Energy Assets, 838 MWe Other, 1% Battery, 27% Solar, 53% Biogas: RNG, 10% Biogas: Non-RNG, 8% Energy Assets in Development & Construction, 570 MWe1 Firm Generation2, 24% Battery, 39% Solar, 24% Biogas, 13% Numbers may not sum due to rounding Ameresco’s Ownership 1Includes approximately 35MW from Lemoore data center opportunity 2Energy as a Service renamed to Firm Generation. This metric now only includes Puuloa and Ukiu Energy engine plants 14MW of legacy Non-RNG projects are being taken offline and will be decommissioned in 2026

Energy Asset Balance Sheet – 12/31/2025 6 1 Non-Core Debt associated with our international joint ventures, net of $59K unamortized debt discount 2 Debt to EBITDA, as calculated under our Sr. Secured Credit agreement 3 Net of unamortized debt discount and debt issuance costs of $5.7M on Corporate Debt and $49.2M on Energy Debt $1.12B3 of our Energy Asset Debt is associated with operating energy assets. $0.40B3 of our Energy Asset Debt is associated with energy assets still in development & construction. $1.52B of the $1.88B3 of total debt on our balance sheet is debt associated with our energy assets (“Energy Asset Debt”). Total Debt $1.88B Corporate Debt $0.34B Non-Core Debt, International JVs1 $0.03B ▼ Energy Asset Debt $1.52B 2.7x2 leverage $0.54B $0.40B $1.55B $1.12B Energy Asset Book Value Energy Asset Debt 73% advance rate Operating Development & Construction 74% advance rate

Energy Efficiency1 44% Domestic Solar + BESS 9% International Solar + BESS 13% Thermal Energy2 13% Hydropower 5% Microgrid with Distributed Resources 9% Other 7% Total Project Backlog by Solution Energy Infrastructure 49% Diversified Total Project Backlog of $5B 7 As of 12/31/2025 1 Energy Efficiency includes solutions such as: Building Envelope, Lighting, HVAC, Controls, Central Plant, etc. 2 Thermal Energy includes solutions such as: Cogeneration (CHP), Natural Gas Power Plant, etc. 3 IPP = Independent Power Producer, or similar Civilian Agency 8% Defense Dept. and Related 26% Public Sector 16% K-12 Schools 4% Higher Education 7% Public Housing 1% Healthcare 1% Commercial & Industrial 5% Domestic Utility / IPP3 9% International Utility / IPP3 15% Data Center 6% Other 2% Total Project Backlog by Customer Segment U.S. Federal Government 34% MUSH 29%

Adjusted Cash from Operations Trend 8

$0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 $3,500,000,000 $4,000,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 9 $2.47 billion $3.85 billion ~ 12-24 months to contract ~ 12-36 months of revenue 16.6 year weighted average lifetime $2.57 billion $1.47 billion 14.9 year weighted average PPA remaining 1 $2.1B Additional estimated revenue from market price RNG 2 $1.75B 1 Estimated contracted revenue and incentives during PPA period 2 Estimated additional revenue from operating RNG assets over a 20-year period, assuming RINs at $1.50/gallon and brown gas at $3.50/MMBtu with $3.00/MMBtu for LCFS on certain projects

Sustainable & Profitable Business Model 10 Expected to Expand Earnings at a Faster Rate than Revenue FY 2026 guidance, as released Mar 2, 2025 Revenue ($M) $867 $1,032 $1,216 $1,824 $1,375 $1,770 $1,932 $2,000 $2,200 2026 Guidance • High-End 14.2% 7 - Year CAGR • Low-End 12.7% 7 - Year CAGR $91 $118 $153 $205 $163 $225 $237 $270 Adjusted EBITDA ($M) $295 2025 Guidance • High-End 18.3% 5 - Year CAGR • Low-End 16.8% 5 - Year CAGR

Destination: Net Zero Since 2010, Ameresco’s renewable energy assets & customer projects delivered a Carbon Emission Reduction equivalent to: 140+ Million Metric Tons of CO2 11 Carbon dioxide emissions from… ~ 46 billion miles driven by an average passenger vehicle Carbon sequestered by… ~18 million acres of U.S. forests in one year or Ameresco’s 2025 Carbon Emission Reduction of approximately 18M Metric Tons of CO2 is equal to one of… Note: Annual figures rounded from historic reporting. These preliminary data estimates are derived from a methodology that leverages data captured on Ameresco assets owned and operating and customer projects. The annual carbon impact is calculated using these Ameresco inputs and source GHG emission factors published by the US EPA eGrid database to calculate the avoided carbon emissions of any given asset or project. C O M P A N Y C O N F I D E N T I A L 11

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13 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income attributable to common shareholders, including impact from redeemable non-controlling interests, before income tax (benefit) provision, other expenses net, depreciation, amortization of intangible assets, accretion of asset retirement obligations, stock-based compensation expense, energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, stock-based compensation expense, impact from redeemable non-controlling interests, contingent consideration, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset and goodwill impairment, contingent consideration, restructuring and other charges, impact from redeemable non-controlling interest, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from ITC sales and proceeds from Federal ESPC projects. Cash received in payment of ITC sales are, as of our fiscal year 2025, treated as investing activities under GAAP. Federal ESPC projects are treated as financing cash flows under GAAP. These cash flows, however, correspond to benefits generated by the underlying assets and projects. Thus, we believe that adjusting operating cash flow to include the cash generated from ITC sales and by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our operations.

GAAP to Non-GAAP Reconciliation 14 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders 18,371$ 37,085$ 44,284$ 56,757$ Impact from redeemable non-controlling interests 977$ -$ (12)$ (3,766) Plus (Less): Income tax provision (benefit) (6,310)$ (16,676) (11,700)$ (20,000) Plus: Other expenses, net 20,749$ 23,406 78,203$ 74,805 Plus: Depreciation and amortization 27,895$ 26,545 104,269$ 89,211 Plus: Stock-based compensation 4,081$ 3,762 14,422$ 14,130 Plus: Energy asset and goodwill impairment charges 3,748$ 12,384 3,748$ 12,384 Plus: Contingent consideration, restructuring and other charges 500$ 679 3,979$ 1,820 Adjusted EBITDA 70,011$ 87,185$ 237,193$ 225,341$ Adjusted EBITDA margin 12.0% 16.4% 12.3% 12.7% Non-GAAP net income and EPS: Net income attributable to common shareholders 18,371$ 37,085$ 44,284$ 56,757$ Adjustment for accretion of tax equity financing fees (26)$ (27) (108) (107) Impact of redeemable non-controlling interests 977$ - (12) (3,766) Plus: Energy asset impairment 3,748$ 12,384 3,748 12,384 Plus: Contingent consideration, restructuring and other charges 500$ 679 3,979 1,820 Income Tax effect of Non-GAAP adjustments (2,343)$ (3,396) (3,248) (3,692) Non-GAAP net income 21,227$ 46,725$ 48,643$ 63,396$ Earnings per share: Diluted net income per common share 0.34$ 0.70$ 0.83$ 1.07$ Effect of adjustments to net income 0.05 0.18 0.07 0.13 Non-GAAP EPS 0.39$ 0.88$ 0.90$ 1.20$ Adjusted cash from operations Cash flows from operating activities (42,895)$ 18,376$ (80,360)$ 117,598$ Plus: proceeds from sales of ITC 61,585 - 132,373 - Plus: proceeds from Federal ESPC projects 17,682 35,380 99,716 164,779 Adjusted cash from operations 36,372$ 53,756$ 151,729$ 282,377$ 2025 2024 2025 2024 Twelve Months Ended December 31,Three Months Ended December 31,

GAAP to Non-GAAP Reconciliation (continued) 15 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net income attributable to common shareholders 29,581$ 4,934$ 6,610$ 3,159$ 44,284$ Impact from redeemable non-controlling interests 1,139$ (1,151)$ -$ -$ (12)$ Plus (less): Income tax provision (benefit) 3,969$ (16,596)$ 514$ 413$ (11,700)$ Plus: Other expenses, net 23,961$ 50,765$ 1,514$ 1,963$ 78,203$ Plus: Depreciation and amortization 3,749$ 98,865$ 1,033$ 622$ 104,269$ Plus: Stock-based compensation 11,087$ 1,813$ 844$ 678$ 14,422$ Plus: Energy asset impairment charges -$ 3,748$ -$ -$ 3,748$ Plus: Contingent consideration, restructuring and other charges 3,540$ 396$ 22$ 21$ 3,979$ Adjusted EBITDA 77,026$ 142,774$ 10,537$ 6,856$ 237,193$ Adjusted EBITDA margin 5.2% 58.8% 9.3% 7.5% 12.3% Twelve Months Ended December 31, 2025

GAAP to Non-GAAP Reconciliation (continued) 16 1 Starting in 2025, proceeds from the sale of transferable ITCs are classified as investing activities in accordance with recent interpretations under US GAAP. These amounts are added back to non-GAAP Adjusted Cash from Operations to support period-over-period comparability. 1 1 ($ in Thousands) 2016 2017 2018 2019 2020 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Cash Flow from Operations (15,069) (24,653) (7,654) (10,696) (31,786) (19,633) (39,337) (45,803) (37,071) (20,066) 25,097 (21,160) (58,094) (51,160) (11,471) (75,568) (51,640) (21,955) (10,193) (18,796) Proceeds from sales of ITC1 Proceeds from Federal ESPC projects 16,385 22,374 26,316 24,964 35,167 38,869 48,303 42,673 36,582 33,082 43,906 44,667 39,598 43,189 32,769 83,802 61,198 72,402 60,987 54,331 Adjusted Cash from Operations 1,316 (2,279) 18,662 14,268 3,381 19,237 8,966 (3,130) (489) 13,016 69,003 23,506 (18,496) (7,971) 21,298 8,234 9,558 50,447 50,794 35,535 Rolling 8-quarter Adjusted Cash from Operations 9,412 7,372 9,595 7,550 8,481 9,888 7,845 7,553 7,327 9,239 15,531 16,686 13,952 10,551 12,092 13,513 14,769 19,447 17,171 18,675 ($ in Thousands) 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Cash Flow from Operations (38,724) (57,758) (19,862) (55,952) (276,122) (31,722) 34,674 (65,118) 58,772 (92,621) (6,572) (29,570) 20,817 53,314 25,091 18,376 (28,304) (26,874) 17,712 (42,895) Proceeds from sales of ITC1 70,788 61,585 Proceeds from Federal ESPC projects 33,520 36,640 44,026 45,031 64,788 56,943 52,134 64,495 42,309 34,390 30,604 47,040 19,580 100,550 9,269 35,380 29,731 5,689 46,619 17,682 Adjusted Cash from Operations (5,204) (21,118) 24,163 (10,921) (211,333) 25,220 86,808 (623) 101,081 (58,231) 24,032 17,469 40,397 153,864 34,360 53,756 1,427 49,603 64,331 36,372 Rolling 8-quarter Adjusted Cash from Operations 20,336 18,693 19,051 16,657 (10,955) (14,108) (9,606) (14,126) (840) (5,479) (5,496) (1,947) 29,519 45,600 39,044 45,841 33,384 46,864 51,901 54,264